PIMCO Funds

Supplement Dated September 26, 2016 to the Short Duration Strategy Funds Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”),

each dated July 29, 2016, each as supplemented

Reorganization of PIMCO Money Market Fund into

PIMCO Government Money Market Fund

The PIMCO Funds Board of Trustees (the “Board”) previously approved the reorganization (the “Reorganization”) of the PIMCO Money Market Fund into the PIMCO Government Money Market Fund. Pursuant to the Reorganization, shareholders of each class of the PIMCO Money Market Fund were to become shareholders of the corresponding class of shares of the PIMCO Government Money Market Fund.

The Reorganization became effective upon the close of business on September 23, 2016. As a result, all shares held in the PIMCO Money Market Fund were automatically exchanged for shares of the PIMCO Government Money Market Fund.

All references to the PIMCO Money Market Fund in the Prospectus and SAI are no longer applicable and are deleted or replaced with references to the PIMCO Government Money Market Fund as the context requires.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_092616